                      Exhibit 5 -- Joint Filing Agreement
                      -----------------------------------

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.01 per share, of Crown Castle International Corp. and (ii) agree that this Agreement be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument. In witness whereof, the undersigned hereby execute this Agreement as of the 31st day of August, 1998.


Date:  _________________                 DIGITAL FUTURE INVESTMENTS B.V.

                                          by  /s/ Michel Azibert
                                              ___________________
                                              Name:Michel Azibert

Date:  _________________      TELEDIFFUSION DE FRANCE INTERNATIONAL S.A.

                                     /s/ Michel Azibert
                                 by  ______________________
                                     Name: Michel Azibert
                                     Title: As Chairman of
                                            TdFI and Managing Director
                                            of DFI

Date:  _________________      TELEDIFFUSION DE FRANCE

                                     /s/ Bruno Chetaille
                                 by  ______________________
                                     Name: Bruno Chetaille
                                     Title: Chairman and Chief
                                            Executive Officer

Date:  _________________      FRANCE TELECOM

                                 by  /s/ Bruno Chetaille
                                     _____________________
                                     Name: Bruno Chetaille
                                     Title: Director

Date:  _________________      CANDOVER INVESTMENTS PLC

                                 by /s/ G.D. Fairservice
                                    ______________________
                                     Name: G.D. Fairservice
                                     Title: Director


                                 by /s/ P.R. Neal
                                    ______________________
                                     Name: P.R. Neal
                                     Title: Secretary

Date:  _________________      CANDOVER (TRUSTEES) LIMITED

                                 by /s/ P.G. Symonds
                                    ______________________
                                     Name: P.G. Symonds
                                     Title: Director


                                 by /s/ G.D. Fairservice
                                    ______________________
                                     Name: G.D. Fairservice
                                     Title: Director

Date:  _________________      CANDOVER PARTNERS LIMITED


                                 by /s/ G.D. Fairservice
                                    ______________________
                                     Name: G.D. Fairservice
                                     Title: Director

                                 by /s/ P.G. Symonds
                                    ______________________
                                     Name: P.G. Symonds
                                     Title: Director

Date:  _________________      CANDOVER SERVICES LIMITED


                                 by /s/ P.G. Symonds
                                    ______________________
                                     Name: P.G. Symonds
                                     Title: Director

                                 by /s/ G.D. Fairservice
                                    ______________________
                                     Name: G.D. Fairservice
                                     Title: Director

Date:  _________________      TED B. MILLER, JR.

                                 by /s/ Ted B. Miller Jr.
                                    ______________________
                                     Name: Ted B. Miller Jr.

Date:  _________________      THE MILLER 1996 GIFT TRUST

                                 by /s/ Robert H. Singleton, Jr.
                                    ____________________________
                                     Name: Robert H. Singleton, Jr.
                                     Title: Trustee

Date:  _________________      ROBERT A. CROWN

                                 by /s/ Robert A. Crown
                                    ______________________

Date:  _________________      BARBARA A. CROWN

                                 by /s/ Barbara A. Crown
                                    ______________________

Date:  _________________      ROBERT A. CROWN AND PNC BANK,
                              DELAWARE, TRUSTEES OF THE
                              ROBERT A. CROWN GRANTOR
                              RETAINED ANNUITY TRUST

                                 by /s/ Robert A. Crown
                                    ______________________
                                     Name: Robert A. Crown
                                     Title: Trustee

Date:  _________________      BARBARA A. CROWN AND PNC BANK,
                              DELAWARE, TRUSTEES OF THE
                              BARBARA A. CROWN GRANTOR
                              RETAINED ANNUITY TRUST

                                 by /s/ Barbara A. Crown
                                    _______________________
                                     Name: Barbara A. Crown
                                     Title: Trustee

Date:  _________________      BERKSHIRE FUND III, A LIMITED
                              PARTNERSHIP

                                 by /s/ Carl Ferenbach
                                    ______________________
                                     Name: Carl Ferenbach
                                     Title: Managing Director

Date:  _________________      THIRD BERKSHIRE ASSOCIATES
                              LIMITED PARTNERSHIP

                                 by  /s/ Garth H. Greimann
                                     ______________________
                                     Name: Garth H. Greimann
                                     Title: General Partner

Date:  _________________      BERKSHIRE FUND IV,
                              LIMITED PARTNERSHIP

                                 by /s/ Carl Ferenbach
                                    --------------------
                                    Name: Carl Ferenbach
                                    Title: Managing Director,
                                    Fourth Berkshire Associates
                                    LLC

Date:  _________________      FOURTH BERKSHIRE ASSOCIATES LLC

                                     /s/ Garth H. Greimann
                                 by  ______________________
                                     Name: Garth H. Greimann
                                     Title: General Partner

Date:  _________________      BERKSHIRE INVESTORS LLC

                                     /s/ Carl Ferenbach
                                 by  ______________________
                                     Name:  Carl Ferenbach
                                     Title: Managing Director

Date:  _________________      CENTENNIAL FUND IV, L.P.

                                by  Centennial Holdings IV,
                                    L.P., its General Partner

                                 by /s/ Jeffrey H. Schutz
                                    ________________________
                                     Name: Jeffrey H. Schutz
                                     Title: General Partner

Date:  _________________      CENTENNIAL HOLDINGS IV, L.P.

                                     /s/ Jeffrey H. Schutz
                                 by  ______________________
                                     Name: Jeffrey H. Schutz
                                     Title: General Partner

Date:  _________________      CENTENNIAL FUND V, L.P.

                                by  Centennial Holdings V, L.P.,
                                    its General Partner

                                     /s/ Jeffrey H. Schutz
                                 by  _______________________
                                     Name: Jeffrey H. Schutz
                                     Title: General Partner

Date:  _________________      CENTENNIAL ENTREPRENEURS FUND V, L.P.

                                by  Centennial Holdings V, L.P.,
                                    its General Partner

                                     /s/ Jeffrey H. Schutz
                                 by  ______________________
                                     Name: Jeffrey H. Schutz
                                     Title: General Partner

Date:  _________________      CENTENNIAL HOLDINGS V, L.P.

                                     /s/ Jeffrey H. Schutz
                                 by  _______________________
                                     Name: Jeffrey H. Schutz
                                     Title: General Partner

Date:  _________________      NASSAU CAPITAL PARTNERS II, L.P.

                               by Nassau Capital L.L.C., its
                                  General Partner

                                     /s/ Jonathan A. Sweemer
                                 by  _________________________
                                      Name: Jonathan A. Sweemer
                                     Title: Member

Date:  _________________      NASSAU CAPITAL LLC
                                     /s/ Jonathan A. Sweemer
                                 by  _________________________
                                     Name: Jonathan A. Sweemer
                                     Title: Member

Date:  _________________      NAS PARTNERS I, L.L.C.

                                     /s/ Jonathan A. Sweemer
                                 by  _________________________
                                     Name: Jonathan A. Sweemer
                                     Title: Member

Date:  _________________      FAY, RICHWHITE COMMUNICATION LIMITED

                                 by  /s/ Mohindar Randhawa
                                     -------------------------
                                     Name: Mohindar Randhawa
                                     Title: Alternate Director

Date:  _________________      PNC VENTURE CORP.

                                 by  /s/ David McL. Hillman
                                     ______________________________
                                     Name:David McL. Hillman
                                     Title:Executive Vice President


                                     PNC HOLDING CORP.
                                     PNC BANK CORP.

                                     /s/ Robert L. Haunschild
                                     ______________________________
                                     Name:Robert L. Hauschild
                                     Title:Senior Vice President and
                                     CFO,PNC Holding Corp.

Date:  _________________         AMERICAN HOME ASSURANCE COMPANY

                                        /s/ Edward Mathews
                                    by  ______________________
                                        Name: Edward Mathews
                                        Title: Senior Vice President

Date:  _________________         AMERICAN INTERNATIONAL GROUP, INC.

                                        /s/ Kathleen E. Shannon
                                    by  ______________________
                                        Name: Kathleen E. Shannon
                                        Title: Vice President & Secretary

Date:  _________________         NEW YORK LIFE INSURANCE COMPANY

                                        /s/ Steven M. Benevento
                                    by  ________________________
                                        Name: Steven M. Benevento
                                        Title: Director

Date:  _________________         THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                                        /s/ Richard A. Strait
                                    by  ______________________
                                        Name: Richard A. Strait
                                        Title: Authorized Representative

Date:  _________________         HARVARD PRIVATE CAPITAL HOLDINGS, INC.

                                        /s/ Tami E. Nason
                                    by  ______________________
                                        Name: Tami E. Nason
                                        Title: VP, Legal

Date:  _________________         CHARLESBANK CAPITAL PARTNERS, LLC

                                    by  /s/ Tami E. Nason
                                        ___________________
                                        Name: Tami E. Nason
                                        Title: Authorized Signatory

Date:  _________________         PRIME VIII, L.P.

                                    by  /s/ Dean M. Greenwood
                                        _______________________
                                        Name: Dean M. Greenwood
                                        Title: Managing Director

Date:  _________________         PRIME SKA I, L.L.C.

                                        /s/ Danny Fennewald
                                    by  ______________________
                                        Name: Danny Fennewald
                                        Title: Treasurer